Exhibit 99.1

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-2

Final Pool as of the Cutoff Date

4/8/2015

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$606,513,485.96	$665,486,491.14	$1,271,999,977.10
Number of Automobile Loan Contracts	23,746	39,567	63,313
Percent of Aggregate Principal Balance	47.68%	52.32%	100.00%
Average Principal Balance	$25,541.71	$16,819.23	$20,090.66
Range of Principal Balances	($267.82 to $84,859.47)	($268.77 to $82,208.95)	($267.82 to $84,859.47)
Weighted Average APR (1)	10.77%	14.41%	12.67%
Range of APRs	(1.60% to 27.15%)	(2.10% to 30.35%)	(1.60% to 30.35%)
Weighted Average Remaining Term	68	65	66
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72	70	71
Range of Original Terms	(24 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)

	Less than 215	9.07%
	215-224	9.99%	Less than 540	24.96%
	225-244	31.56%	540-599	44.72%
	245-259	23.30%	600-659	28.56%
	260 and greater	26.08%	660 and greater	1.76%

Weighted Average Score	246		573

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-2

Final Pool as of the Cutoff Date

4/8/2015

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)

1.000% to 1.999%	$4,111.04	0.00%	1	0.00%
2.000% to 2.999%	4,837,263.16	0.38%	148	0.23%
3.000% to 3.999%	11,567,402.32	0.91%	350	0.55%
4.000% to 4.999%	20,232,144.84	1.59%	653	1.03%
5.000% to 5.999%	26,363,580.30	2.07%	895	1.41%
6.000% to 6.999%	76,138,745.14	5.99%	2,453	3.87%
7.000% to 7.999%	81,345,391.09	6.40%	2,847	4.50%
8.000% to 8.999%	71,922,304.63	5.65%	2,690	4.25%
9.000% to 9.999%	93,586,684.46	7.36%	4,136	6.53%
10.000% to 10.999%	92,723,939.75	7.29%	4,263	6.73%
11.000% to 11.999%	130,575,986.65	10.27%	6,099	9.63%
12.000% to 12.999%	103,513,489.37	8.14%	5,116	8.08%
13.000% to 13.999%	95,528,928.98	7.51%	4,927	7.78%
14.000% to 14.999%	87,371,336.77	6.87%	4,825	7.62%
15.000% to 15.999%	78,970,011.95	6.21%	4,544	7.18%
16.000% to 16.999%	74,944,384.66	5.89%	4,426	6.99%
17.000% to 17.999%	66,102,654.35	5.20%	4,122	6.51%
18.000% to 18.999%	70,829,525.04	5.57%	4,550	7.19%
19.000% to 19.999%	31,781,710.15	2.50%	2,214	3.50%
20.000% to 20.999%	24,039,075.28	1.89%	1,735	2.74%
21.000% to 21.999%	13,660,286.99	1.07%	1,064	1.68%
22.000% to 22.999%	7,486,577.65	0.59%	576	0.91%
23.000% to 23.999%	5,278,233.99	0.41%	407	0.64%
24.000% to 24.999%	2,568,714.85	0.20%	218	0.34%
25.000% to 25.999%	385,333.13	0.03%	33	0.05%
26.000% to 26.999%	157,361.26	0.01%	14	0.02%
27.000% to 27.999%	57,049.97	0.00%	5	0.01%
28.000% to 28.999%	13,290.17	0.00%	1	0.00%
29.000% to 29.999%	0.00	0.00%	0	0.00%
30.000% to 31.999%	14,459.16	0.00%	1	0.00%

TOTAL	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-2

Final Pool as of the Cutoff Date

4/8/2015

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)

Alabama	$22,605,010.20	1.78%	1,060	1.67%
Alaska	1,816,390.47	0.14%	86	0.14%
Arizona	27,901,222.16	2.19%	1,343	2.12%
Arkansas	18,246,067.91	1.43%	856	1.35%
California	89,065,152.01	7.00%	4,489	7.09%
Colorado	23,383,026.15	1.84%	1,173	1.85%
Connecticut	6,291,241.00	0.49%	347	0.55%
Delaware	5,211,664.76	0.41%	283	0.45%
District of Columbia	2,741,885.90	0.22%	135	0.21%
Florida	85,351,447.45	6.71%	4,625	7.30%
Georgia	52,060,575.39	4.09%	2,411	3.81%
Hawaii	4,120,517.84	0.32%	191	0.30%
Idaho	2,594,742.83	0.20%	129	0.20%
Illinois	50,299,148.92	3.95%	2,579	4.07%
Indiana	29,170,956.48	2.29%	1,552	2.45%
Iowa	5,951,842.14	0.47%	334	0.53%
Kansas	5,352,478.68	0.42%	286	0.45%
Kentucky	21,231,319.09	1.67%	1,115	1.76%
Louisiana	39,586,630.39	3.11%	1,655	2.61%
Maine	3,513,701.72	0.28%	205	0.32%
Maryland	32,539,525.84	2.56%	1,617	2.55%
Massachusetts	18,163,970.04	1.43%	1,045	1.65%
Michigan	26,616,030.27	2.09%	1,587	2.51%
Minnesota	11,156,090.88	0.88%	622	0.98%
Mississippi	21,461,295.23	1.69%	978	1.54%
Missouri	23,217,529.67	1.83%	1,283	2.03%
Montana	3,918,061.13	0.31%	176	0.28%
Nebraska	3,921,013.92	0.31%	215	0.34%
Nevada	12,173,744.07	0.96%	537	0.85%
New Hampshire	4,291,169.43	0.34%	246	0.39%
New Jersey	19,995,797.14	1.57%	1,140	1.80%
New Mexico	22,439,343.76	1.76%	930	1.47%
New York	32,344,895.68	2.54%	1,844	2.91%
North Carolina	39,924,509.60	3.14%	2,017	3.19%
North Dakota	2,506,011.70	0.20%	105	0.17%
Ohio	44,082,233.75	3.47%	2,639	4.17%
Oklahoma	22,747,468.35	1.79%	1,039	1.64%
Oregon	8,116,243.68	0.64%	466	0.74%
Pennsylvania	51,155,951.69	4.02%	2,910	4.60%
Rhode Island	2,115,342.96	0.17%	132	0.21%
South Carolina	19,140,509.16	1.50%	945	1.49%
South Dakota	1,609,466.96	0.13%	90	0.14%
Tennessee	27,748,248.55	2.18%	1,330	2.10%
Texas	244,731,686.37	19.24%	10,465	16.53%
Utah	5,681,520.49	0.45%	256	0.40%
Vermont	1,649,373.84	0.13%	81	0.13%
Virginia	24,947,106.50	1.96%	1,289	2.04%
Washington	16,775,497.93	1.32%	901	1.42%
West Virginia	13,118,287.75	1.03%	626	0.99%
Wisconsin	13,407,142.85	1.05%	785	1.24%
Wyoming	3,651,859.29	0.29%	150	0.24%
Other (3)	158,027.13	0.01%	13	0.02%

TOTAL	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-2

Final Pool as of the Cutoff Date

4/8/2015

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	26.30%
	100-109	21.37%
	110-119	23.24%
	120-129	18.70%
	130-139	8.93%
	140-149	1.30%
	150 and greater	0.15%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-2

Final Pool as of the Cutoff Date

4/8/2015

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick(3)	$41,052,618.62	3.23%	1,782	2.81%
Cadillac(3)	32,908,264.82	2.59%	1,269	2.00%
Chevrolet(3)	451,333,832.70	35.48%	19,930	31.48%
Chrysler	33,719,830.16	2.65%	2,024	3.20%
Dodge	101,545,057.36	7.98%	5,105	8.06%
Ford	107,225,533.24	8.43%	5,719	9.03%
GMC(3)	83,176,551.16	6.54%	3,002	4.74%
Honda	32,172,857.40	2.53%	1,887	2.98%
Hyundai	44,539,844.34	3.50%	2,749	4.34%
Jeep	37,348,441.43	2.94%	1,910	3.02%
Kia	60,320,676.20	4.74%	3,492	5.52%
Mercedes	14,222,348.92	1.12%	628	0.99%
Mitsubishi	14,385,414.24	1.13%	843	1.33%
Nissan	82,567,850.61	6.49%	4,760	7.52%
Toyota	51,644,829.91	4.06%	2,963	4.68%
Volkswagen	14,191,653.23	1.12%	899	1.42%
Other (4)	69,644,372.76	5.48%	4,351	6.87%

Total	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $371,723,141.12, or approximately 29% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$4,018,200.21	0.32%	229	0.36%
Full-Size Van/Truck	239,755,191.93	18.85%	8,369	13.22%
Full-Size SUV	77,972,486.00	6.13%	2,917	4.61%
Mid-Size Car	317,355,597.27	24.95%	17,421	27.52%
Mid-Size SUV	298,156,223.98	23.44%	14,791	23.36%
Economy/Compact Car	196,795,146.75	15.47%	12,508	19.76%
Compact Van/Truck	42,419,475.39	3.33%	2,478	3.91%
Sports Car	75,326,997.00	5.92%	3,831	6.05%
Segment Unavailable (4)	20,200,658.57	1.59%	769	1.21%

Total	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-2

Final Pool as of the Cutoff Date

4/8/2015

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,186,237,680.43	93.26%	55,207	87.20%
1	25,173,753.83	1.98%	1,591	2.51%
2+	60,588,542.84	4.76%	6,515	10.29%

Total	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,237,729,069.54	97.31%	59,829	94.50%
1	12,508,500.99	0.98%	1,144	1.81%
2+	21,762,406.57	1.71%	2,340	3.70%

Total	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,265,920,738.22	99.52%	62,656	98.96%
1	4,448,382.18	0.35%	472	0.75%
2+	1,630,856.70	0.13%	185	0.29%

Total	$1,271,999,977.10	100.00%	63,313	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.